SYNDICATED SALES FORCE AGREEMENT

            This SYNDICATED SALES FORCE AGREEMENT ("Agreement") is dated as of XXXX 1, 2005 (Effective Date") by and between Cardinal Health PTS, LLC ("Cardinal Health") with a place of business at 7000 Cardinal Place, Dublin, Ohio, and Millennium Biotechnologies, Inc.. ("Millennium"), having a principal place of business at 665 Martinsville road, Basking Ridge, New Jersery 07920.

                             Background Information

            Millennium is a nutritional science based company that develops, distributes and sells neutraceutical products, and Cardinal Health provides medical representatives who Detail (as hereinafter defined) pharmaceutical products for third parties. Millennium desires Cardinal Health to provide representatives to Detail certain products as determined and directed by Millennium in the geographical territory hereinafter specified, pursuant to the terms and conditions of this Agreement, and Cardinal Health desires to provide the Representatives and perform such services pursuant to the terms and conditions set forth in this Agreement.

            The parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1. Definitions. The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings:

            (a) "Act" means the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder from time to time.

            (b) "Affiliate" means any corporate or non-corporate business entity that controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock of the other corporation, or
(i) in the absence of the ownership of more than fifty percent (50%) of the voting stock of a corporation or (ii) in the case of a non-corporate business entity, if it possesses directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

            (c) "Agency" means any governmental regulatory authority in the Territory responsible for granting approvals for the sale or maintaining regulatory oversight of the Products, including, without limitation, the FDA.

            (d) "Contract Term" shall refer to each 9 month period beginning, with respect to the First Contract Term, on the Effective date of this Agreement, and with respect to all subsequent Contract Terms, on the anniversary date of the Effective Date of this Agreement.

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            (e) "FDA" means the United States Food and Drug Administration and any successor agency having substantially the same functions.

            (f) "Detail" means an interactive, face-to-face visit by a Representative with a Target Customer or his or her legally empowered designee in the Territory, during which the FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of one of the Products (as defined herein) are described by the Representative in a fair and balanced manner consistent with the requirements of the Act, and using, as necessary or desirable, the Product Labeling (as defined herein) and the Product Promotional Materials (as defined herein). "Product Detail" means Detail of a Product between Target Customer and Representative. When used as a verb, "Detail" or "Detailing" shall mean to engage in a Detail as defined in this Section 1.l(f).

            (g) "Manager" means an individual hired by and retained as an employee of Cardinal Health to supervise activities of Representatives under this Agreement, including district sales managers, regional sales directors, a national sales director, and a project manager.

            (h) "PDMA" means the Prescription Drug Marketing Act of 1987, as amended, and the regulations promulgated thereunder from time to time.

            (i) "Primary Detail" means a Detail in which a particular product is the first product to be detailed during a visit to a particular Target Customer.

            (j) "Product Labeling" means all labels and other written, printed, or graphic matter provided by Millennium including (i) any container or wrapper utilized with a Product, or (ii) any written material accompanying a Product, including, without limitation, Product package inserts.

            (k) "Product Launch Date" means the first Monday following completion of the Training Program, XXXX, 2005 (as defined in Section 6.1).

            (l) "Product Promotional Materials" means all written, printed or graphic material provided by Millennium, including Product Labeling, intended for use by Representatives during a Detail, including visual aids, file cards, premium items, clinical studies, reprints, drug information updates and any other promotional support items that Millennium deems necessary or appropriate to conduct the Program. Product Promotional Materials shall include FDA approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of each of the Products.

            (m) "Products" means the pharmaceutical products to be detailed by Representatives and marketed by Millennium as set forth on attached Schedule 1.1(m) and such other products as may be mutually agreed between the parties and added to Schedule 1.1(m) attached hereto.


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            (n) "Program" means the program of Detailing to be conducted by the
Representatives pursuant to this Agreement and during the term of this Agreement, as defined in Section 14.1.

            (o) "Representative" and "Representatives" mean an individual hired by and retained as an employee of Cardinal Health to conduct Detailing of Products in connection with the Program. As sometimes used in this Agreement, "Representatives" shall also include "Managers."

            (p) "Secondary Detail" means a Detail in which a particular product is the second product to be Detailed during a visit to a particular Target Customer.

            (q) "Target" or "Target Customer" means a physician or approved mid-level practitioner within the target audience identified by Millennium.

            (r) "Tertiary Detail" means a Detail in which a particular product is the third product to be Detailed during a visit to a particular Target Customer.

            (s) "Territory" means the geographical area specified in the attached Schedule 1.1(q).

                                   ARTICLE II
           APPOINTMENT OF CARDINAL HEALTH; GENERAL SCOPE OF ACTIVITIES

                  2.1. Detailing. Cardinal Health shall use its syndicated sales force of 162 Representatives to engage in Product Detail activities in the Territory. Cardinal Health shall assign Representatives for each of the 4000 Target Customers, in such numbers, and in such Territories as shall be designated by Millennium during the term of this Agreement. Each Representative shall make Product Details on his or her assigned Target Customers based on the general direction given by Millennium' designated management team and as mutually agreed to by Cardinal Health. Unless otherwise agreed to by the parties in writing, all Details of the Product will be Primary Details, meaning that no other client product will be detailed with a Target Customer before the Products are Detailed. Millennium shall at all times retain the right to promote the Products by whomever, wherever and to whomever it chooses.

      2.2 Managers. Cardinal Health will provide Managers to supervise the activities of Representatives.

      2.3. Scope of Activities. The parties shall perform the following activities as applicable to each in connection with the Program:

            (a) Cardinal Health shall have sole and exclusive authority to discipline or terminate the employment of Representatives and the Managers.


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            (b) Cardinal Health shall cause each Representative to attend and successfully complete the Training Program and must achieve a minimum score of 85% on the product knowledge exam (as defined in Section 6.1) conducted by Millennium for each of the Products prior to participating in the Program. Any such Representative who shall not successfully complete all such requirements shall not Detail the Products.

            (c) Cardinal Health's District Managers shall periodically accompany Representatives on Details, conduct field evaluations of the Representatives and the Program, including time supervision, territory management, and reporting, and be available to review such evaluations with Millennium' coordinator of the Program. At Millennium' request, Cardinal Health shall permit Millennium or its designated representative to review Cardinal Health's evaluations relating to the foregoing and to accompany the Representatives on such Details.

            (d) Millennium shall provide Cardinal Health without cost with sufficient quantities of the Product Promotional Materials and Product Labeling for the performance and supervision of Detailing. Millennium shall be solely responsible for the preparation, content, and method of distribution of the Product Promotional Materials and the Product Labeling. In connection with the Detailing of the Products, the Representatives shall use only the Product Labeling and the Product Promotional Materials provided by Millennium; and under no circumstances shall Cardinal Health or the Representatives develop, create, or use any other promotional material or literature for the Detailing of the Products. Millennium shall advise Cardinal Health immediately of any inaccuracy or incompleteness of the Product Promotional Materials or the Product Labeling, and upon such notice Cardinal Health and the Representatives shall immediately cease the use of any portion or all of the Product Promotional Materials or Product Labeling so identified by Millennium. MILLENNIUM will require that all material be returned to MILLENNIUM to be destroyed.

            (e) Cardinal Health shall instruct the Representatives to limit their verbal statements and claims regarding the Products, including efficacy and safety, to those that are consistent with the Product Labeling (or product monograph per drug facts panel) and the Product Promotional Materials. The Representatives shall not add, delete, or modify claims of efficacy or safety in the Detailing of the Products, nor make any changes (including underlining or otherwise highlighting any language or adding any notes thereto) in the Product Promotional Materials. Representatives shall not make any disparaging, untrue, or misleading statements about any of Millennium or its Affiliates, employees, competitors, or competing products, or intentionally omit to make any statement necessary to avoid making any such statement false or misleading. Representatives shall Detail the Products in strict adherence to all applicable laws, regulations, and professional requirements, including, but not limited to, the Act, the Medicare and Medicaid Anti-Kickback Statute, and the American Medical Association Gifts to Physicians from Industry Guidelines.

            (f) The Representatives shall remain under the direct authority and control of Cardinal Health, but shall cooperate with the members of Millennium and shall receive advice and direction related to Detail activities on the Products from Millennium and Cardinal Health mutually. Millennium shall make all decisions with respect to the overall strategy in connection with the Detailing of the Products to the Target Customers. Any Millennium personnel interacting with Cardinal Health Representatives shall not discipline the Representatives or implement terms or conditions of employment or personnel policies and/or practices with respect to the Representatives or otherwise control the daily activities of Representatives.


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            (g) Cardinal Health shall at its sole cost and expense supply
Representatives and Managers with fleet vehicles for their use in performing and supervising the Detailing. Millennium shall reimburse Cardinal Health for all reasonable out-of-pocket costs and expenses of Representatives and Managers in connection with training programs and POA meetings if such programs and meetings have been approved in advance in writing by Millennium. Millennium and Cardinal Health shall establish a mutually acceptable budget for the costs and expenses referenced in this subparagraph for each Territory, and Cardinal Health shall obtain prior approval for any such costs or expenses that exceed the budget.

            (h) Millennium shall provide Cardinal Health with data on sales in the Territory for Cardinal Health's use in performing this Agreement. Millennium' obligations under this Section 2.3(h) shall be limited to provision of such information only to the extent allowable under Millennium' agreements with third parties providing such information to Millennium. All information provided by Millennium, its officers, agents or representatives shall be deemed Confidential Information belonging to Millennium and shall be treated in accordance with Article 13 hereof.

      2.4. Orders for Products. Millennium shall be solely responsible for establishing the terms and conditions of the sale of the Products, including without limitation, the price at which the Products will be sold, whether sales of the Products will be subject to any discounts, the method of distribution of the Products, and whether any credit will be granted or refused in connection with the sale or return of any Product. Millennium shall be exclusively responsible for accepting and filling all purchase orders for the Products, billing and returns for the Products, and all other activities in connection with the sale and delivery of the Products, other than Detailing. If Cardinal Health or the Representatives receive an order for the Products, they shall immediately transmit such order to Millennium for further handling and communications with the submitter of the order, including acceptance or rejection, which shall be in Millennium' sole discretion.

      2.5. Representatives' Activity.

            a. Subject to Millennium' obligations and representations and warranties in this Agreement, any negligent or wrongful act or omission on the part of the Representatives (both individually and as a group) that occur during the term of this Agreement and that arise during the course and within the scope of their employment with Cardinal Health pursuant to this Agreement shall be deemed to be negligent or wrongful acts or omissions of Cardinal Health. Notwithstanding the foregoing, any acts or omissions of the Representatives pursuant to the direction, control or supervision of Millennium or its employees or agents shall not be deemed to be negligent or wrongful acts or omissions of Cardinal Health.

            b. Each party shall notify the other in writing as promptly as practicable of any such material alleged negligent or wrongful acts or omissions on the part of the Representatives of which it becomes aware along with a plan to remedy such acts or omissions, and Millennium shall provide Cardinal Health with a reasonable opportunity to remedy such acts or omissions if practicable.


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      2.6 Vacancies/Turnover. In the event of a Representative vacancy due to resignation, reassignment or termination of a Representative, Cardinal Health shall use its best efforts to fill any such vacancy within a six (6) week period.

      2.7 Management Reports. Cardinal Health shall provide Millennium with monthly reports in the form set forth in Schedule 2.7 within fifteen (15) days after the end of each month. At the request of Millennium, Cardinal Health shall furnish Millennium at reasonable times such documentation as Millennium reasonably requests for purposes of verifying the accuracy of any monthly report.

      2.8 Project Manager. Cardinal Health shall appoint a Project Manager to serve as a liaison between Cardinal Health, Representatives and Millennium regarding the performance by Cardinal Health and Millennium of their respective obligations under this Agreement.

                                   ARTICLE III
                                  COMPENSATION

      3.1. Amount and Time of Payment. For services hereunder, Millennium shall pay to Cardinal Health the fees set forth in Schedule 3.1 attached hereto and incorporated by reference (the "Services Fee"), which shall be payable as set forth in the payment schedule set forth therein.

      3.2. Non-Solicitation. Millennium agrees that it will not, during the term of this Agreement and for a period of twelve (12) months following expiration of this Agreement, directly or indirectly solicit, recruit or induce any Representative, Manager or other employee of Cardinal Health or its affiliates who is directly involved in the performance of the services contemplated herein to become employed by Millennium, or to resign their employment with Cardinal Health for the purpose of becoming employed by Millennium.

      3.3. Reimbursement of Expenses. All expenses of Cardinal Health for which Millennium is obligated to reimburse Cardinal Health under this Agreement, including but not limited to reasonable costs and expenses in connection with training programs and POA meetings under Section 2.3, shall be paid by Millennium within thirty (30) days after Cardinal Health has submitted a statement itemizing such expenses with reasonable supporting documentation. Cardinal Health shall use its best efforts to submit such expense statements to Millennium monthly.


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                                   ARTICLE IV
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      4.1. By Cardinal Health. Cardinal Health represents, warrants, and covenants to Millennium, as of execution of this Agreement and during the term of this Agreement, as follows:

            (a) that Cardinal Health and the Representatives shall perform the Detailing in a professional and timely manner;

            (b) that Cardinal Health shall comply with all laws, rules and regulations that apply to the performance of services under this Agreement, including but not limited to the PDMA, the Medicare and Medicaid Anti-Kickback Act (42 U.S.C. ss. 1320a-7b(a)), the Civil False Claims Act (31 U.S.C. ss. 3729(a)), Sections 1128A, 1128B, and 1877 of the Social Security Act (42 U.S.C. ss.ss. 1320a-7a, -7b, and 1395nn), the Health Care Fraud Act (18 U.S.C. ss.
1347), and the Criminal False Claims Act (18 U.S.C. ss. 287), as amended from time to time, as well as similar applicable state laws;

            (c) when on Millennium' premises or on the premises of Millennium' clients, Cardinal Health and the Representatives shall comply with all of Millennium' or Millennium' Millennium' policies regarding the conduct of visitors of which Cardinal Health and the Representatives are aware;

            (d) that Cardinal Health is under no obligation to any third party that would prevent the execution of this Agreement or interfere with its performance under this Agreement.

      4.2. By Millennium. Millennium represents, warrants, and covenants to Cardinal Health, as of execution of this Agreement and during the term of this Agreement, as follows:

            (a) that Millennium is under no obligation to any third party that would prevent the execution of this Agreement or interfere with its performance under this Agreement;

            (b) that Millennium shall comply with all laws, rules and regulations that apply to the Products and their sale, the Program, and this Agreement, including but not limited to the Act, the PDMA, the Medicare and Medicaid Anti-Kickback Act (42 U.S.C. ss. 1320a-7b(a)), the Civil False Claims Act (31 U.S.C. ss. 3729(a)), Sections 1128A, 1128B, and 1877 of the Social Security Act (42 U.S.C. ss.ss. 1320a-7a, -7b, and 1395nn), the Health Care Fraud Act (18 U.S.C. ss. 1347), and the Criminal False Claims Act (18 U.S.C. ss. 287), as amended from time to time, as well as similar applicable state laws;

            (c) that the Product Labeling and Product Promotional Materials are accurate, complete, and in compliance with the Act and all rules and regulations of the FDA;

            (d) that the manufacture, sale, and distribution of the products do not and will not during the term of this Agreement, infringe any valid patent or other proprietary rights of third parties, and the Products have all necessary governmental approvals and may be lawfully Detailed and sold by Millennium and the Representatives.


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                                    ARTICLE V
                STATUS OF CARDINAL HEALTH AND THE REPRESENTATIVES

      5.1. Cardinal Health Independent Contractor. Cardinal Health is being retained and shall perform hereunder strictly as an independent contractor. Representatives and Managers of Cardinal Health performing services hereunder shall not be, and shall not be considered to be, employees of Millennium for any purpose, and shall at all times remain employees of Cardinal Health. Neither party shall have any responsibility for the hiring, termination, compensation, benefits or other conditions of employment of the other party's employees.

      5.2. No Millennium Benefits. While employees of Cardinal Health, the Managers and Representatives are not eligible to participate in any benefits programs or sales bonuses offered by Millennium to its employees, or in any pension plans, profit sharing plans, insurance plans or any other employee benefit plans offered from time to time by Millennium to its employees, provided that the Representatives shall be eligible to participate in Millennium sales contests if so requested by Millennium and approved by Cardinal Health. Cardinal Health acknowledges and agrees that Millennium does not, and will not, maintain or procure any worker's compensation or unemployment compensation insurance for or on behalf of the Managers or Representatives while they are employees of Cardinal Health. Cardinal Health acknowledges and agrees that it shall be solely responsible for paying all salaries, wages, benefits and other compensation which its employees (including Representatives and Managers) may be entitled to receive in connection with the performance of the services hereunder.

      5.3 Sales, Use and Excise Taxes. If any state or local government or other taxing authority determines that sales, use or excise Taxes ("Taxes"), excluding income taxes, are applicable to Cardinal Health's services performed hereunder, Cardinal Health shall promptly accrue and Millennium shall pay such Taxes on behalf of Cardinal Health to the appropriate taxing authorities. In addition, Millennium shall be responsible for the payment of any applicable Taxes related to Millennium' supply to Cardinal Health of Product Promotional Materials and Product Samples.

      5.4. No Joint Venture. Nothing contained in this Agreement shall be construed as creating a joint venture or, as granting to either party the authority to bind or contract any obligations in the name of or on the account of the other party or to make any guarantees or warranties on behalf of the other party.

                                   ARTICLE VI
                                    TRAINING

      6.1. Training Programs.

            (a) Millennium shall provide agreed upon home study material to the managers and representatives as well as conduct a national training teleconference program for the Representatives and Managers prior to the commencement of the Program, which shall include such medical and technical information about the Products and such sales training as Millennium, along with Cardinal Health, deems necessary and appropriate (the "Training Program"). The Training Program shall also include instruction on compliance with applicable laws. Cardinal Health shall assist Millennium with the Training Program only to the extent requested by Millennium.


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            (b) In order to qualify for assignment in a Territory, a
Representative must demonstrate thorough knowledge of the Products by passing Millennium approved Product tests at a level of proficiency agreed upon by Millennium and Cardinal Health.

      6.2. Training Materials. Millennium shall prepare written training materials for the Training Program and an up-to-date programmed learning unit for the Products, to be sent to each Representative for "at home" study a minimum of five (10) days prior to the commencement of the Training teleconference.

      6.3. Millennium Assistance. During the term of this Agreement, Millennium shall make available to Cardinal Health, free of charge, a reasonable number of, and for a reasonable amount of time, Millennium' sales training and marketing personnel to assist Cardinal Health's Representatives and Managers with respect to the Training Program and additional orientation and ongoing training for the Representatives.

                                   ARTICLE VII
                                     SAMPLES

      7.1. Provision of Samples. If Millennium requests that the Representatives provide the Target Customers with Product samples during a Detail, Millennium shall be responsible to provide samples of the Products to the Representatives at Millennium' option and at its expense. Millennium shall determine the quantity and types of samples to be provided to the Representatives and the method of distribution of the samples. In the event Millennium elects to have Cardinal Health manage the storage and distribution of samples, Cardinal Health shall pass on to Millennium the actual invoice costs for storage, distribution and other related costs and use prudent business sense in costs incurred. All samples shall be stored and handled by Millennium and Cardinal Health in compliance with the PDMA and applicable laws and regulations.

      7.2 Sample Accountability. If applicable, Cardinal Health shall prepare and provide to Millennium for approval a sample accountability program applicable to the samples provided by Millennium.

      7.3. Return of Samples. Within 30 days following the termination or expiration of this Agreement or within 30 days from the termination or removal from the Program of a Representative (unless such Representative has been hired or retained by Millennium), Cardinal Health shall cause the Representatives to return to Millennium any unused Product samples provided to Cardinal Health or the Representatives by Millennium. Millennium shall pay or reimburse Cardinal Health for all costs and expenses in connection with the storage and shipment of returned samples.


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                                  ARTICLE VIII
                   TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS

The Products shall be Detailed by Cardinal Health's Representatives under trademarks owned by Millennium or an Affiliate of Millennium. This Agreement does not constitute a grant to Cardinal Health of any property right or interest in the Products or any trademarks which Millennium or an Affiliate of Millennium uses with respect to the Products or to the name or business style of Millennium. Cardinal Health and the Representatives shall use the Product Promotional Materials only for the purposes of this Agreement, and all copyright and other intellectual property rights in the Product Promotional Materials shall remain with Millennium.

                                   ARTICLE IX
                     COMMUNICATIONS; MONITORING THE PROGRAM

      9.1. Communications from Third Parties. Cardinal Health and its Representatives shall use their best efforts to advise Millennium of all comments, statements, requests and inquiries of the medical profession or any other third parties relating to the Products that are not addressed by either Product Labeling or the Product Promotional Materials, of which Cardinal Health becomes aware. All responses to such communications to the medical profession or such other third parties shall be handled solely by Millennium. Cardinal Health shall provide reasonable assistance to Millennium to the extent requested by Millennium, and at Millennium' cost and expense, to fully respond to such communications.

      9.2. Government Agencies. All communications with government agencies, including the FDA, concerning the Products shall be the sole responsibility of Millennium. Cardinal Health shall assist Millennium with respect to such communications with government agencies to the extent requested by Millennium, and at Millennium' cost and expense. Cardinal Health shall use its best efforts to provide Millennium with any documents or information reasonably requested by Millennium for purposes of responding to any communications with government agencies within 72 hours of Millennium' request.

      9.3. Millennium Communications. In addition to Detailing, Cardinal Health shall assist Millennium with respect to Millennium communications (as reasonably requested by Millennium and at Millennium' cost and expense) within the Territory and shall regularly advise Millennium of market, economic, regulatory and other developments of which Cardinal Health may become aware which may affect the sale of the Products in the Territory.

      9.4. Appointment of Coordinators. The parties shall each appoint an authorized coordinator of the Program ("Coordinators") between whom all communications required or desired to be given will be sent and between whom Detailing activities will be coordinated. Each party may replace its Coordinator at any time, upon notice to the other party

      9.5. Review of Results. The parties shall meet periodically, but at least once per calendar quarter, to review and discuss the actual results compared to the marketing plans for Detailing of the Products. Millennium shall regularly and promptly share with Cardinal Health all reports, audits and other data it develops relative to the Program.


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                                    ARTICLE X
                                    INSURANCE

      10.1. Cardinal Health Insurance Coverage. Cardinal Health shall maintain insurance coverage as follows, or shall maintain self-insurance sufficient to meet its indemnity obligations hereunder:

            (a) Workers' Compensation insurance with statutory limits of liability and Employer's Liability insurance with a limit of $500,000;

            (b) Commercial General Liability insurance, including completed operations and products liability, with a combined single limit of $1,000,000;

            (c) Automobile liability insurance with a combined single limit of $5,000,000.

      10.2. Millennium Insurance Coverage. Millennium shall maintain Commercial General Liability insurance (primary and secondary coverage combined), including completed operations, with a combined single limit of at least $10,000,000 or shall maintain self-insurance sufficient to meet its indemnity obligations hereunder.

                                   ARTICLE XI
                ADVERSE REACTION REPORTING AND REGULATORY MATTERS

      11.1. Immediate Notification. Cardinal Health shall notify Millennium or their assigned agent as soon as reasonably practicable but in no event more than 48 hours of any information that it obtains or learns concerning any Product or package complaint or any side effect, injury, toxicity, or sensitivity reaction or any unexpected incidence of severity thereof associated with the clinical uses, studies, investigations, tests and marketing of the Products, whether or not determined to be attributable to the Products. Cardinal Health shall also notify Millennium within 48 hoursthe other in a timely manner of any other adverse experience, i.e., any unfavorable and unintended change in the structure (signs), function (symptoms) or chemistry (laboratory data) of the body temporally associated with the use of the Products, whether or not considered related thereto.

      11.2. Threatened Agency Action. Cardinal Health shall immediately notify Millennium of any information that Cardinal Health may obtain or learn regarding any threatened or pending action by an Agency which may affect the Products. Cardinal Health shall, at the request of Millennium and at the cost and expense of Millennium, cooperate with Millennium in formulating a procedure for taking appropriate action in response to such information. Unless compelled by law, Cardinal Health shall not respond to an Agency without the prior written consent of Millennium.

      11.3. Training. Cardinal Health and Millennium shall develop appropriate instructions in the Training Program for Representatives as to handling of information received or obtained subject to Sections 11.1 and 11.2.


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                                   ARTICLE XII
                                  RETURN/RECALL

      12.1. Returned Products.

            (a) Millennium shall be responsible for handling all returned Products, including shipment and compensation or credit for the returned Products. Any Products inadvertently returned to Cardinal Health shall be shipped to Millennium or at its direction, in compliance with Millennium' returned goods policy, and Cardinal Health shall advise Millennium who made the return that the Products have been returned to Millennium. Millennium shall reimburse Cardinal Health's shipping and other costs in connection with the handling of such returned Products within 30 days of delivery to Millennium of Cardinal Health's statement for such costs. Upon request Cardinal Health shall provide Millennium with documentation relating to such costs.

            (b) At Millennium' request, Cardinal Health shall assist Millennium in obtaining and receiving any Products that have been recalled, and any costs incurred by Cardinal Health with respect to participating in any such recall shall be reimbursed by Millennium within 30 days of delivery to Millennium of Cardinal Health's statement for such costs, except in the event Cardinal Health's actions under this Agreement are responsible for the act or omission necessitating a recall in which case Cardinal Health shall indemnify, defend and hold Millennium for all costs and liabilities associated with such a recall.

                                  ARTICLE XIII
                            CONFIDENTIAL INFORMATION

      13.1. Confidential Information. Each party acknowledges and agrees that it will have access to, or become acquainted with, Confidential Information of Millennium in the course of the performance of services under this Agreement. For the purposes of this Agreement, "Confidential Information" shall mean any information of either party or any of their respective Affiliates, which gives such party an advantage over its competitors who do not possess such information and constitutes valuable trade secrets and/or proprietary data which was revealed to the other party as a result of entering into or performing its obligations under this Agreement, including but not limited to, information which relates to Products, the Program, Target Customers, designs, methods, discoveries, improvements, documents, trade secrets, proprietary rights, business affairs, sales information, Millennium information or employee information. Confidential Information shall not include any information that:

            (a) Was known to the receiving party formation prior to execution of this Agreement. without an obligation to keep it confidential;

            (b) Was lawfully obtained by the receiving party from a third party without any obligation of confidentiality;

            (c) Is, at the time of disclosure, in the public domain;


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            (d) Becomes part of the public domain after disclosure by
publication or otherwise, except by breach of this Agreement;

            (e) Is developed by or for the receiving party independently and apart from this Agreement; or

            (f) Is otherwise knowledge possessed by the receiving party or its employees as the result of their industry experience or education.

      13.2 Handling of Confidential Information. Except as otherwise required by law, each party shall keep all Confidential Information in confidence and shall not, at any time during or for a period of fifteen (15) years from the termination of this Agreement, without the disclosing party's prior written consent, disclose or otherwise make available, directly or indirectly, any Confidential Information to anyone other than the receiving party's employees who need to know the same in the performance of the services hereunder; provided, however, that Cardinal Health may also disclose Millennium' Confidential Information to its Affiliates which have a need to know the same in the performance of the services hereunder. Each party shall use the Confidential Information only in connection with the performance of the services hereunder and for no other purpose. Each party shall inform its employees, and in the case of Cardinal Health, its Affiliates, of the trade secret, proprietary and confidential nature of the Confidential Information.

                                   ARTICLE XIV
                              TERM AND TERMINATION

      14.1. Term. This Agreement shall take effect on the Effective Date and shall continue in effect until XXXX 31, 2006 (the "Initial Term"), unless terminated earlier as set forth herein.

      14.2. Termination Without Cause. Either party shall have the right to terminate this Agreement with no further obligation at any time for any or no reason on sixty (60) days prior written notice to the other party.

      14.3 Bankruptcy: Insolvency. Either party may terminate this Agreement upon notice to the other upon the occurrence of: (a) the entry of a decree or order for relief by a court of proper jurisdiction in an involuntary case of the other party under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar laws, and the continuance of any such decree or order in effect for a period of sixty (60) consecutive days; or (b) the filing by the other party of a petition for relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or similar laws.

      14.4 Termination For Breach. Subject to Section 3.2 and other continuing obligations, either party may terminate this Agreement (i) in the event of a material breach of the other party's obligations under this Agreement, provided that such breach has not been cured within thirty (30) days after notice thereof from the non-breaching party.

      14.5 Termination Due To Regulatory And Other Problems. If the Product is not being marketed due to regulatory problems, court or administrative proceedings, product liability claims, recalls, raw materials shortages, or similar factors beyond the control of Millennium, then, subject to Section 3.2, either party may terminate this Agreement upon thirty (30) days written notice to the other.

      14.6. Termination: Phase Out. In the event that this Agreement is terminated pursuant to Sections 14.2 through 14.5, and at Millennium' request, the parties shall discuss in good faith a rapid phase-out of Cardinal Health's Detailing activities.

      14.7. Termination: Continuing Rights. The termination or expiration of this Agreement shall not affect Millennium' obligation to reimburse or pay Cardinal Health any amount then due and owing under this Agreement. Further, the termination or expiration of this Agreement shall not affect any rights or obligations of any party under this Agreement which are intended by the parties to survive such termination. The Service Fee paid by Millennium for the month in which this Agreement is terminated shall be prorated based on the number of days in that month, and Cardinal Health shall refund any overpayment to Millennium.

      14.8 Termination: Return of Materials. Within sixty (60) days following the termination or expiration of this Agreement, Cardinal Health shall return to Millennium all Confidential Information, Product Promotional Materials, marketing plans, forms, territory lists, reports and any and all other tangible items provided to Cardinal Health by Millennium.

                                   ARTICLE XV
                           RECORDKEEPING; AUDIT RIGHTS

      15.1. Cardinal Health Record Keeping: Inspection by Millennium. Cardinal Health shall keep accurate records in sufficient detail as to costs and expenses for which Millennium must reimburse Cardinal Health under this Agreement. Upon Millennium' reasonable request made during or within one (1) year after the term of this Agreement, and at Millennium' expense, Cardinal Health shall permit Millennium' designated employees or agents to have access during ordinary business hours to records of such costs and expenses in order to verify the accuracy of amounts reimbursed by Millennium to Cardinal Health. Millennium and its designated employees or agents shall maintain in confidence all such cost and expense records of Cardinal Health. The rights set forth in this Article 15 shall not limit Cardinal Health's obligation to support expenses with documentation as otherwise provided in this Agreement.

                                   ARTICLE XVI
                                 INDEMNIFICATION

      16.1 Definitions. As used in this Article 16 and this Agreement, "Damages" shall mean all liabilities, damages, assessments, levies, losses, fines, penalties, costs, and expenses, including, without limitation, reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred as a result of any claims, suits, liabilities, or actions of any nature.

      16.2. Indemnification by Cardinal Health. Subject to the extent of any indemnification from Millennium pursuant to Section 16.3 hereof, Cardinal Health shall indemnify and hold Millennium, its Affiliates, directors, officers, employees and agents harmless from and against any and all Damages, except to the extent such damages arise from the negligence or intentional wrongful actions of Millennium, arising directly or indirectly from:

            (a) Cardinal Health's breach of or failure to comply with any of its obligations under this Agreement;

            (b) any inaccuracy in or breach or failure of any representation, warranty, or covenant made by Cardinal Health in this Agreement;

            (c) any negligent or wrongful act or omission on the part of Cardinal Health or its employees or agents;

            (d) Cardinal Health's violation of or failure to comply with all applicable laws relating to the promotion, distribution and sale of the Products, including but not limited to the Act, the PDMA, the Medicare and Medicaid Anti-Kickback Act (42 U.S.C. ss. 1320a-7b(a)), the Civil False Claims Act (31 U.S.C. ss. 3729(a)), Sections 1128A, 1128B, and 1877 of the Social Security Act (42 U.S.C. ss.ss. 1320a-7a, -7b, and 1395nn), the Health Care Fraud Act (18 U.S.C. ss. 1347), and the Criminal False Claims Act (18 U.S.C. ss. 287), as amended from time to time, as well as similar applicable state laws;

            (e) Detailing of the Products, except to the extent such Damages arise from a negligent or wrongful act or omission of Millennium; or

            (f) any federal or state claim or assessment for nonpayment or late payment by Cardinal Health of any tax or contribution based on Cardinal Health's income or the status of any Representatives as employees of Cardinal Health.

      16.3. Indemnification by Millennium. Subject to the extent of any indemnification from Cardinal Health pursuant to Section 16.2 hereof, Millennium shall indemnify and hold Cardinal Health and its Affiliates, directors, officers, employees and agents harmless from and against any and all Damages, except to the extent such damages arise from the negligence or intentional wrongful actions of Cardinal Health, arising directly or indirectly from:

            (a) Millennium' breach of or failure to comply with any of its obligations under this Agreement;

            (b) any inaccuracy in or breach or failure of any representation, warranty, or covenant made by Millennium in this Agreement;

            (c) any negligent or wrongful act or omission on the part of Millennium or its employees or agents;

            (d) Millennium' violation of or failure to comply with all applicable laws relating to the manufacture, sale, distribution, possession and use of the Product, the Program and this Agreement, including but not limited to the Act, the PDMA, the Medicare and Medicaid Anti-Kickback Act (42 U.S.C. ss. 1320a-7b(a)), the Civil False Claims Act (31 U.S.C. ss. 3729(a)), Sections 1128A, 1128B, and 1877 of the Social Security Act (42 U.S.C. ss.ss. 1320a-7a, -7b, and 1395nn), the Health Care Fraud Act (18 U.S.C. ss. 1347), and the Criminal False Claims Act (18 U.S.C. ss. 287), as amended from time to time, as well as similar applicable state laws;

            (e) Detailing of the Products, except to the extent such Damages arise from a negligent or wrongful act or omission of Cardinal Health;

            (f) the accuracy or completeness of the Product Labels, Product Promotional Materials, or the Training Program;

            (g) any claims or liabilities for injury to or death of persons, regardless of when such claim or liability is asserted or incurred, resulting from or arising out of the manufacture, use, sale, distribution, possession of the Products, or a manufacturing design or defect of the Products, or any failure to warn or inadequacy of warning regarding the Products;

            (h) Millennium' failure to pay when due or to reimburse Cardinal Health for any Taxes (as defined in Section 5.3);

            (i) any negligent or wrongful acts or omissions on the part of Millennium with respect to Cardinal Health's employees or Representatives or those individuals who have made application to be Representatives of Cardinal Health;

            (j) any federal or state claim or assessment for nonpayment or late payment by Millennium of any tax or contribution based on the status of any former Representatives as employees or agents of Millennium; or

            (k) the use by Cardinal Health, in the performance of its duties hereunder and as specified or directed by Millennium, of any trademark, trade name, copyright, patent or other rights which use actually or allegedly infringes on the rights of any third party.

      16.4. Indemnification Procedures. A party (the "Indemnitee") which intends to claim indemnification under this Article 16 shall promptly notify the other party (the "lndemnitor") in writing of any action, claim or liability in respect of which the lndemnitee or any of its employees or agents are entitled to indemnification. The Indemnitee shall permit, and shall cause its employees and agents to permit, the Indemnitor at its discretion, to settle any such action, claim or liability and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement or defense does not adversely affect the lndemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth in this Agreement. The Indemnitee, its employees, and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability subject to indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense. in connection with any indemnified claim.

      16.5. Limitation on Cardinal Health Liability. Except in the event of Cardinal Health's gross negligence or willful misconduct, in which case there shall be no limitation of liability, Cardinal Health's total liability under this Agreement shall not exceed an amount equal to the total fees paid to Cardinal Health under this Agreement.

      16.6 No Consequential Damages. Notwithstanding any provision of this Agreement to the contrary, and except with regard to claims by third parties, neither party shall be liable to the other for any special, indirect, incidental or consequential damages (other than liability for personal injury as provided in this Article 16), including lost profits.

                                  ARTICLE XVII
                                  MISCELLANEOUS

      17.1. No Waiver: Cumulative Remedies. No failure or delay on the part of either party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision hereof shall be effective unless in writing and signed by the party giving such waiver. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      17.2. Captions. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

      17.3. Governing Law. This Agreement shall be construed and the respective rights of the parties hereto determined according to the substantive laws of the State of Delaware, exclusive of conflict of laws principles.

      17.4. Severability. If any provision of this Agreement or any other document delivered under this Agreement is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or enforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction. In the event any provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the parties hereto shall use their best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof.

      17.5. Entire Agreement: Modification. This Agreement contains the entire and exclusive agreement between the parties in respect of the subject matter hereof and supersedes and cancels all previous agreements, negotiations, commitments and writings between the parties hereto in respect of the subject matter hereof. Except as provided herein, this Agreement may not be changed or modified in any manner or released, discharged, abandoned or otherwise terminated unless in writing and signed by the duly authorized officers or representatives of the parties.

      17.6. Notices. Any notice or request required or desired to be given in connection with this Agreement shall be deemed to have been sufficiently given if sent by pre-paid registered or certified mail or facsimile transmission to the intended recipient at the address set forth below or such other address as may have been furnished in writing by the intended recipient to the sender. The date of mailing or facsimile transmission shall be deemed to be the effective date on which notice was given, provided that all facsimile transmissions shall contain a provision requiring the intended recipient to confirm receipt and no facsimile transmission shall be effective unless confirmation of its receipt is received within twenty-four hours of its transmission.

      All notices shall be addressed to:

            If to Millennium, to:

            Millennium Biotechnologies, Inc.
            665 Martinsville Road
            Suite 219
            Basking Ridge, NJ 07920
            Fax: (908) 604-2545
            Attention: Mr. Jerry Swon, President/CEO
            Millennium Biotechnologies, Inc.

            If to Cardinal Health, to:
            Cardinal Health
            7000 Cardinal Place
            Dublin, Ohio 43017
            Fax: (614) 757-6117
            Attention: Thomas Dimke
            Senior Vice President, Contract Sales and Marketing Services

      17.7. Execution in Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which together shall constitute one and the same document.

      17.8. Assignment. This Agreement may not be assigned or transferred by a party without the prior written consent of the other party hereto. Any such assignment shall not materially or adversely affect the rights or obligations of either party to this Agreement.

      17.9. Public Announcements. Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party's express prior written consent, except as required under applicable law or by any governmental agency, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.

      17.10. Maintenance of Records. Cardinal Health and Millennium each agree that throughout the term of this Agreement and for a period of six years after the termination of this Agreement, each will maintain records and otherwise establish procedures to assure compliance with all regulatory, professional, and other applicable legal requirements which relate to the Detailing and marketing of the Products and if applicable, with the other services and activities to be performed hereunder.

      17.11. Force Majeure. Failure of either party hereto to fulfill or perform its obligations under this Agreement shall not subject such party to any liability if such failure is caused or occasioned by, without limitation, acts of God, acts of the public enemy, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor disputes (which strikes or disputes need not be settled), compliance with any order, regulation, or request of government, or by any other event or circumstance of like or different character to the foregoing beyond the reasonable control and without the fault or negligence of such party (a "Force Majeure Event") provided such party uses reasonable efforts to remove such Force Majeure Event and gives the other party prompt notice of the existence of such Force Majeure Event. No Force Majeure Event shall serve to delay or excuse any payment by one party to the other then due and owing.

      17.12 Setoff. The parties agree that with respect to this Agreement, no party shall delay or refuse to make any payment then due and owing or to take any action which itself is not in dispute on the grounds that such party is entitled to delay or refusal as a result of some other matter between the parties which is in dispute or is otherwise unresolved.

      17.13 Cardinal Health and Millennium agree to undertake all their respective obligations under this Agreement in material conformance with all applicable local, state and federal laws and regulations, as amended, including applicable provisions of the Food Drug and Cosmetics Act, Article 1128B(b) of the Social Security Act and similar state laws. By entering into this Agreement, it is not the intent of the parties to enter into any financial relationship or arrangement prohibited under state or federal fraud or abuse regulations, including but not limited to Sec. 1128B(b) of the Social Security Act, and any regulations promulgated thereunder, nor do the parties hereto have any belief that the relationship and compensation arrangement provided in this Agreement is prohibited. Neither party shall assert against the other that the compensation arrangement provided in this Agreement is grounds for voiding the Agreement or rendering the Agreement unenforceable.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers.


CARDINAL HEALTH PTS, LLC                          MILLENNIUM BIOTECHNOLOGIES


By:    /s/ Thomas G. Dimke                        By:    /s/ Jerry Swon
       -----------------------                           -----------------------

Name:  Thomas G. Dimke                            Name:  Jerry Swon
       -----------------------                           -----------------------

Title: SVP/GM                                     Title: Pres/CEO
       -----------------------                           -----------------------

Date:  7/22/05                                    Date:  7/22/05
       -----------------------                           -----------------------

                                 Schedule 1.1(m)

                                List of Products

     Resurgex(R)
     Resurgex Plus(R)
     Resurgex Max

Schedule 1.1(q)

                             Definition of Territory

---------------------------------------------------------
         TerrID                     Terr_Name
---------------------------------------------------------
101-102-0101              Boston, MA
---------------------------------------------------------
101-102-0102              Brockton, MA
---------------------------------------------------------
101-102-0103              Cambridge, MA
---------------------------------------------------------
101-102-0104              Concord, NH
---------------------------------------------------------
101-102-0105              Danbury, CT
---------------------------------------------------------
101-102-0106              Hartford, CT
---------------------------------------------------------
101-102-0107              North Reading, MA
---------------------------------------------------------
101-102-0108              Providence, RI
---------------------------------------------------------
101-102-0109              Springfield, MA
---------------------------------------------------------
101-102-0110              Waterbury, CT
---------------------------------------------------------
101-102-0111              Worcester, MA
---------------------------------------------------------
101-102-0201              Bronx, NY
---------------------------------------------------------
101-102-0202              Brooklyn, NY
---------------------------------------------------------
101-102-0203              Clifton, NJ
---------------------------------------------------------
101-102-0204              Long Beach, NY
---------------------------------------------------------
101-102-0205              Manhattan N, NY
---------------------------------------------------------
101-102-0206              Manhattan S, NY
---------------------------------------------------------
101-102-0207              Mineola, NY
---------------------------------------------------------
101-102-0208              New York, NY
---------------------------------------------------------
101-102-0209              Newark, NJ
---------------------------------------------------------
101-102-0210              Stony Brook, NY
---------------------------------------------------------
101-102-0211              Union, NJ
---------------------------------------------------------
101-102-0212              University Gardens, NY
---------------------------------------------------------
101-102-0301              Baltimore, MD
---------------------------------------------------------
101-102-0302              Brick, NJ
---------------------------------------------------------
101-102-0303              Cherry Hill, NJ
---------------------------------------------------------
101-102-0304              Columbia, MD
---------------------------------------------------------
101-102-0305              East Brunswick, NJ
---------------------------------------------------------
101-102-0306              Madison, NJ
---------------------------------------------------------
101-102-0307              Newark, DE
---------------------------------------------------------
101-102-0308              Philadelphia N, PA
---------------------------------------------------------
101-102-0309              Philadelphia S, PA
---------------------------------------------------------
101-102-0310              Potomac, MD
---------------------------------------------------------
101-102-0311              Princeton, NJ
---------------------------------------------------------
101-102-0312              Reading, PA
---------------------------------------------------------
101-102-0313              Washington, DC
---------------------------------------------------------
101-102-0401              Albany, NY
---------------------------------------------------------

---------------------------------------------------------
101-102-0402              Altoona, PA
---------------------------------------------------------
101-102-0403              Buffalo, NY
---------------------------------------------------------
101-102-0404              Harrisburg, PA
---------------------------------------------------------
101-102-0405              Paterson, NJ
---------------------------------------------------------
101-102-0406              Pittsburgh N, PA
---------------------------------------------------------
101-102-0407              Pittsburgh S, PA
---------------------------------------------------------
101-102-0408              Rochester, NY
---------------------------------------------------------
101-102-0409              Scranton, PA
---------------------------------------------------------
101-102-0410              Utica NY
---------------------------------------------------------
101-102-0411              Yonkers, NY
---------------------------------------------------------
101-102-0501              Akron, OH
---------------------------------------------------------
101-102-0502              Cincinnati, OH
---------------------------------------------------------
101-102-0503              Cleveland, OH
---------------------------------------------------------
101-102-0504              Columbus E , OH
---------------------------------------------------------
101-102-0505              Columbus W, OH
---------------------------------------------------------
101-102-0506              Dearborn, MI
---------------------------------------------------------
101-102-0507              Detroit, MI
---------------------------------------------------------
101-102-0508              Louisville N, KY
---------------------------------------------------------
101-102-0509              Louisville S KY
---------------------------------------------------------
101-102-0510              Toledo, OH
---------------------------------------------------------
101-102-0511              Wheeling, WV
---------------------------------------------------------
101-102-0601              Alexandria, VA
---------------------------------------------------------
101-102-0602              Charleston, WV
---------------------------------------------------------
101-102-0603              Charlotte, NC
---------------------------------------------------------
101-102-0604              Columbia, SC
---------------------------------------------------------
101-102-0605              Fayetteville, NC
---------------------------------------------------------
101-102-0606              Greenville, SC
---------------------------------------------------------
101-102-0607              Hamptonville, NC
---------------------------------------------------------
101-102-0608              Knoxville, TN
---------------------------------------------------------
101-102-0609              Norfolk, VA
---------------------------------------------------------
101-102-0610              Raleigh, NC
---------------------------------------------------------
101-102-0611              Richmond, VA
---------------------------------------------------------
101-102-0612              Roanoke, VA
---------------------------------------------------------
101-102-0701              Daytona Beach, FL
---------------------------------------------------------
101-102-0702              Fort Lauderdale, FL
---------------------------------------------------------
101-102-0703              Jacksonville, FL
---------------------------------------------------------
101-102-0704              Melbourne, FL
---------------------------------------------------------
101-102-0705              Miami N, FL
---------------------------------------------------------
101-102-0706              Miami S, FL
---------------------------------------------------------
101-102-0707              Sarasota, FL
---------------------------------------------------------
101-102-0708              Savannah, GA
---------------------------------------------------------
101-102-0709              St. Petersburg, FL
---------------------------------------------------------
101-102-0710              Tallahassee, FL
---------------------------------------------------------
101-102-0711              Tampa, FL
---------------------------------------------------------
101-102-0712              West Palm Beach, FL
---------------------------------------------------------
101-103-0101              Arlington Heights, IL
---------------------------------------------------------
101-103-0102              Aurora, IL
---------------------------------------------------------
101-103-0103              Chicago N, IL
---------------------------------------------------------

---------------------------------------------------------
101-103-0104              Chicago S, IL
---------------------------------------------------------
101-103-0105              Flint, MI
---------------------------------------------------------
101-103-0106              Grand Rapids, MI
---------------------------------------------------------
101-103-0107              Indianapolis E, IN
---------------------------------------------------------
101-103-0108              Indianapolis W, IN
---------------------------------------------------------
101-103-0109              Peoria, IL
---------------------------------------------------------
101-103-0110              Schaumburg, IL
---------------------------------------------------------
101-103-0111              South Bend, IN
---------------------------------------------------------
101-103-0113              Sterling Heights, MI
---------------------------------------------------------
101-103-0201              Athens, GA
---------------------------------------------------------
101-103-0202              Atlanta, GA
---------------------------------------------------------
101-103-0203              Birmingham N, AL
---------------------------------------------------------
101-103-0204              Birmingham S, AL
---------------------------------------------------------
101-103-0205              Jackson  MS
---------------------------------------------------------
101-103-0206              Little Rock, AR
---------------------------------------------------------
101-103-0207              Memphis, TN
---------------------------------------------------------
101-103-0208              Nashville E, TN
---------------------------------------------------------
101-103-0209              Nashville W, TN
---------------------------------------------------------
101-103-0210              Norcross, GA
---------------------------------------------------------
101-103-0211              Pensacola, FL
---------------------------------------------------------
101-103-0212              Rome, GA
---------------------------------------------------------
101-103-0301              Austin, TX
---------------------------------------------------------
101-103-0302              Baton Rouge, LA
---------------------------------------------------------
101-103-0303              Corpus Christi, TX
---------------------------------------------------------
101-103-0304              Dallas, TX
---------------------------------------------------------
101-103-0305              Houston Central, TX
---------------------------------------------------------
101-103-0306              Houston E, TX
---------------------------------------------------------
101-103-0307              Houston N, TX
---------------------------------------------------------
101-103-0308              Houston W, TX
---------------------------------------------------------
101-103-0309              New Orleans, LA
---------------------------------------------------------
101-103-0310              Plano, TX
---------------------------------------------------------
101-103-0311              San Antonio, TX
---------------------------------------------------------
101-103-0312              Shreveport, LA
---------------------------------------------------------
101-103-0401              Bismark, ND
---------------------------------------------------------
101-103-0402              Davenport , IA
---------------------------------------------------------
101-103-0403              Green Bay, WI
---------------------------------------------------------
101-103-0404              Kansas City, MO
---------------------------------------------------------
101-103-0405              Lincolnville, KS
---------------------------------------------------------
101-103-0406              Milwaukee, WI
---------------------------------------------------------
101-103-0407              Minneapolis N, MN
---------------------------------------------------------
101-103-0408              Minneapolis S, MN
---------------------------------------------------------
101-103-0409              Omaha, NE
---------------------------------------------------------
101-103-0410              St. Louis N MO
---------------------------------------------------------
101-103-0411              St. Louis W, MO
---------------------------------------------------------
101-103-0412              St Louis E, MO
---------------------------------------------------------
101-103-0501              Denver E, CO
---------------------------------------------------------
101-103-0502              Denver W, CO
---------------------------------------------------------
101-103-0503              Ft Worth E, TX
---------------------------------------------------------

---------------------------------------------------------
101-103-0504              Ft Worth W, TX
---------------------------------------------------------
101-103-0505              Lubbock, TX
---------------------------------------------------------
101-103-0506              Oklahoma City, OK
---------------------------------------------------------
101-103-0507              Phoenix, AZ
---------------------------------------------------------
101-103-0508              Salt Lake City, UT
---------------------------------------------------------
101-103-0509              Scottsdale, AZ
---------------------------------------------------------
101-103-0510              Tucson, AZ
---------------------------------------------------------
101-103-0511              Tulsa, OK
---------------------------------------------------------
101-103-0601              Anaheim, CA
---------------------------------------------------------
101-103-0602              Burbank, CA
---------------------------------------------------------
101-103-0603              East LA, CA
---------------------------------------------------------
101-103-0604              Las Vegas, NV
---------------------------------------------------------
101-103-0605              Long Beach, CA
---------------------------------------------------------
101-103-0606              Newport Beach, CA
---------------------------------------------------------
101-103-0607              Riverside, CA
---------------------------------------------------------
101-103-0608              San Diego W, CA
---------------------------------------------------------
101-103-0609              San Diego E, CA
---------------------------------------------------------
101-103-0610              Santa Monica, CA
---------------------------------------------------------
101-103-0611              Thousand Oaks, CA
---------------------------------------------------------
101-103-0612              Whittier, CA
---------------------------------------------------------
101-103-0701              Bakersfield, CA
---------------------------------------------------------
101-103-0702              Boise, ID
---------------------------------------------------------
101-103-0703              Fresno, CA
---------------------------------------------------------
101-103-0704              Oakland, CA
---------------------------------------------------------
101-103-0705              Portland E, OR
---------------------------------------------------------
101-103-0706              Portland W, OR
---------------------------------------------------------
101-103-0707              Redding, CA
---------------------------------------------------------
101-103-0708              Sacramento, CA
---------------------------------------------------------
101-103-0709              San Francisco, CA
---------------------------------------------------------
101-103-0710              San Jose, CA
---------------------------------------------------------
101-103-0711              Seattle N, WA
---------------------------------------------------------
101-103-0712              Seattle S, WA
---------------------------------------------------------

                                  Schedule 2.7

                            Form of Management Report

-------------------------------------------------------------------------------------------------------------
Report Name                      Description                                                Frequency
-------------------------------------------------------------------------------------------------------------
Territory Assignment Report      Lists the individuals covering each region and             Monthly
                                 territory. If a territory is vacant, the report will
                                 indicate the date when the territory became vacant and
                                 what alternate coverage is being applied (i.e. District
                                 Manager, Adjacent Rep, etc.)
                                 In addition, the report will indicate the
                                 current turnover rate.
-------------------------------------------------------------------------------------------------------------
Territory Coverage Report        For each territory, the report provides the call           Monthly
                                 statistics:                                                Quarterly
                                 o    Percentage of call to target audience
                                 o    Percentage of samples delivered to target
                                      audience
                                 o    Average number of calls/day (calculated on
                                      a six month moving average).
                                 The report is summarized at the Regional and
                                 National levels.
-------------------------------------------------------------------------------------------------------------
Sales Statistics Report          For each territory, based on NDC Health Information        Monthly
                                 Services data, the report will show:                       Quarterly
                                 o    New Rx
                                 o    Total Rx
                                 o    Percent Change for New Rx
                                 o    Percent Change for Total Rx
                                 o    New Market Share Percent Change
                                 o    Total Market Change Percent Change
                                 The report is summarized at the Regional and National
                                 levels.
-------------------------------------------------------------------------------------------------------------
Inventory                        Report For each Territory, the report will
                                 document all the Monthly sample distribution
                                 activities. The report will reflect the
                                 following:
                                 For each SKU:
                                 o    Period beginning balance
                                 o    Total shipments received
                                 o    Total samples dropped
                                 o    Total samples returned to distributor
                                 o    Total adjustments
                                 o    Period ending balance
                                 o    Total variance (units / percent)
                                 The report is summarized at the Regional and
                                 National levels.
-------------------------------------------------------------------------------------------------------------
Inventory                        Exception Report The report will provide
                                 details on variances and Monthly adjustments
                                 related to the distribution of samples if any
                                 has occurred.
-------------------------------------------------------------------------------------------------------------


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

                                  Schedule 3.1

                Detail Schedule, Service Fee and Payment Schedule

A.    Detail Schedule:

Cardinal Health will deliver 36,000 Primary Details based on the following schedule:

--------------------------------------------------------------------------------
Month                                  Number of Details
--------------------------------------------------------------------------------
August, 2005                           4000 Calls
--------------------------------------------------------------------------------
September, 2005                        4000 Calls
--------------------------------------------------------------------------------
October, 2005                          4000 Calls
--------------------------------------------------------------------------------
November, 2005                         4000 Calls
--------------------------------------------------------------------------------
December, 2005                         4000 Calls
--------------------------------------------------------------------------------
January, 2006                          4000 Calls
--------------------------------------------------------------------------------
February, 2006                         4000 Calls
--------------------------------------------------------------------------------
March, 2006                            4000 Calls
--------------------------------------------------------------------------------
April, 2006                            4000 Calls
--------------------------------------------------------------------------------

B.    Service Fees, Performance payment, and Payment Schedule:

      1. Targeted Customer Detailing Cost. The cost for each Primary Detail on the Target Customers shall be $52.00. Millennium shall be invoiced $208,000.00 each month From August, 2005 through April, 2006 based on 4,000 Primary Details per month as set forth above. The total Service Fees for delivery of 36,000 details is $1,872,000.00.

      2. Call/Fee Reconciliation. Cardinal will invoice MILLENNIUM $208,000.00 per month, on the 1st day of each month beginning on the Effective Date of this Agreement, as an estimate of the per Detail Service Fee due for such month of this Agreement. The parties shall reconcile the Detail Service Fees so paid against the Detail Service Fees actually due every two months. Any excess Detail Service Fees paid shall be used to reduce the monthly estimated Detail Service Fee to be paid in the succeeding month(s), or if not fully exhausted upon termination of this Agreement, repaid to Millennium in cash

      2. Performance Incentive. Vendor shall be eligible to receive a Performance Incentive based upon Vendor's over-achievement of a mutually agreed upon sales threshold for the period of August 1, 2005 through April 30, 2006, over which Cardinal Health will be paid a maximum of $XXXXXX in Performance Incentives according to the scales below:

      Performance Incentive

--------------------------------------------------------------------------------
Base Forecast- $XXXXX                       Cardinal Health Payout
--------------------------------------------------------------------------------
5% over forecast-     $XXXXX                $XXXXX
--------------------------------------------------------------------------------
10% over forecast-    $XXXXX                $XXXXX
--------------------------------------------------------------------------------
15% over forecast     $XXXXX                $XXXXX
--------------------------------------------------------------------------------
20% over forecast     $XXXXX                $XXXXX
--------------------------------------------------------------------------------
25% over forecast     $XXXXX                $XXXXX
--------------------------------------------------------------------------------

The per detail service fee includes the following services:

      o Recruitment for any turnover during project for both sales reps and managers
      o Salary, bonus, payroll taxes, benefits, and fleet cars for sales reps and managers.
      o     Territory travel expenses for sales reps and managers
      o Project management team that includes the following shared resources: national sales director, account executive, operations manager, human resources coordinator, Millennium services manager, information services manager, financial services manager, sales trainer and a help desk.
      o Assist in initial training (meeting planning & logistics, program agenda, training materials, product & selling skills training)
      o     On-going rep training (does not include initial training meeting
            T&E)
      o     Call reporting
      o     Data management & reporting services
      o     Monthly reporting package and quarterly reviews
      o Project administration (supplies, postage and printing) & operational support
      o     Any and all sample storage facilities.

The following expenses shall be direct pass-through to Millennium:

      o Actual travel expenses for all required participation in any subsequent POA meetings.
      o Actual promotional expenses. Will agree upon and manage to a budget based upon marketing programs and access requirements.
      o Payments to individual representatives of $500.00 for working agreed upon assigned regional/national conventions of two or more days.


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